Exhibit 24

                                POWER OF ATTORNEY



     Know All Men by These Presents, that the undersigned constitutes and appoints R. Randall Rollins and/or Gary W. Rollins, or either of them as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Rollins, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 27th day of February, 2004.




                                                 /s/ James B. Willams
                                                 ----------------------------
                                                 James B. Williams, Director

                                POWER OF ATTORNEY



     Know All Men by These Presents, that the undersigned constitutes and appoints R. Randall Rollins and/or Gary W. Rollins, or either of them as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Rollins, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 27th day of February, 2004.




                                                 /s/ Henry B. Tippie
                                                 --------------------------
                                                 Henry B. Tippie, Director

                                POWER OF ATTORNEY




     Know All Men by These Presents, that the undersigned constitutes and appoints R. Randall Rollins and/or Gary W. Rollins, or either of them as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Rollins, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 25th day of February, 2004.




                                                 /s/ Wilton Looney
                                                 -------------------------
                                                 Wilton Looney, Director

                                POWER OF ATTORNEY




     Know All Men by These Presents, that the undersigned constitutes and appoints R. Randall Rollins and/or Gary W. Rollins, or either of them as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Rollins, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 26th day of February, 2004.




                                                 /s/ Bill J. Dismuke
                                                 ---------------------------
                                                 Bill J. Dismuke, Director

                                POWER OF ATTORNEY




     Know All Men by These Presents, that the undersigned constitutes and appoints Gary W. Rollins, as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Rollins, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 27th day of February, 2004.




                                                 /s/ R. Randall Rollins
                                                 --------------------------
                                                 R. Randall Rollins, Director